SECOND AMENDMENT TO CREDIT AGREEMENT

among

THE FINISH LINE, INC.,

the LENDERS Signatory Hereto

and

NATIONAL CITY BANK OF INDIANA, as Agent

DATED AS OF AUGUST 9, 2002

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT made as of the 9th day of August, 2002, by and among THE FINISH LINE, INC. (“Borrower”), the LENDERS party hereto, and NATIONAL CITY BANK OF INDIANA, as agent for the Lenders hereunder (in such capacity, the “Agent”);

W I T N E S S E T H:

WHEREAS, as of September 20, 2000, the Borrower, the lenders party thereto and the Agent entered into a certain Credit Agreement, as amended as of March 16, 2001 (as amended, the “Agreement”); and

WHEREAS, the parties desire to further amend the Agreement to, among other things, extend the Facility Termination Date and reduce the Revolving Loan Commitments, all subject to the terms contained herein;

NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I.    AMENDATORY PROVISIONS

SECTION 1.
Definitions

1.1	Defined Terms.

Section 1.1 of the Agreement is hereby amended by substituting the following definitions in lieu of the like existing definitions:

“Borrowing Base” means, on any date of determination, an amount equal to fifty percent (50%) of the positive difference of (a) the aggregate value of Borrower’s Eligible Inventory, minus (b) Borrower’s outstanding accounts payable attributed to merchandise inventories as shown on Borrower’s most recent Financial Statements and as determined in accordance with GAAP.

“Facility Termination Date” means September 20, 2005.

“Letters of Credit” means standby and commercial letters of credit now or hereafter issued by a Letter of Credit Issuer from time to time at the request of, and for the account of, Borrower issued pursuant to this Agreement.

SECOND AMENDMENT TO CREDIT AGREEMENT

SECTION 2
The Credits

2.18.    Issuance of Letters of Credit.    Section 2.18 of the Agreement is hereby amended by substituting “Ten Million Dollars ($10,000,000)” in lieu of “Five Million Dollars ($5,000,000)” in the seventh (7th) line thereof.

2.20    Compensation for Letters of Credit.

2.20.1	Letter of Credit Fee. Section 2.20.1 of the Agreement is hereby amended by substituting the following new Section 2.20.1 in lieu of the existing provision:

2.20.1    Letter of Credit Fee.    Borrower shall pay to the Letter of Credit Issuer, for the ratable benefit of the Lenders in accordance with their Revolving Loan Commitments, a Letter of Credit fee at a per annum rate equal to the Applicable Margin of each standby Letter of Credit outstanding hereunder. The standby Letter of Credit fees shall be calculated on the basis of a three hundred sixty (360) day year and paid annually in advance upon the issuance of such Letter of Credit and on each anniversary date thereafter. If any payment of a Letter of Credit fee shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day. Such Letter of Credit fees shall be remitted to the other Lenders by the Letter of Credit Issuer with the participation certificate with respect to standby Letters of Credit.

SECTION 6
Covenants

6.16.    Capital Expenditures.    Section 6.16 of the Agreement is hereby amended by substituting the following new Section 6.16 in lieu of the existing provisions:

6.16.    Capital Expenditures.    Borrower will not, nor will it permit any Subsidiary to, expend in the aggregate for Borrower and its Subsidiaries on a non-cumulative basis for Capital Expenditures in excess of (a) Thirty-Six Million Dollars ($36,000,000) during the fiscal year ending 2003, (b) Thirty-Eight Million Dollars ($38,000,000) during the fiscal year ending 2004, (c) Forty Million Dollars ($40,000,000) during the fiscal year ending 2005, and (d) Twenty Million Dollars ($20,000,000) for the period beginning on the first day of the fiscal year ending 2006 through the Facility Termination Date.

PART II.    EXHIBITS AND SCHEDULES

The Agreement is hereby amended by substituting Schedule 1 hereto in lieu of Schedule 1 to the Agreement.

SECOND AMENDMENT TO CREDIT AGREEMENT	PAGE 2

PART III.    CONTINUING EFFECT

Except as expressly modified herein:

(a)  All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Second Amendment; provided, however, in the event of any irreconcilable inconsistency, this Second Amendment shall control;

(b)  The representations and warranties contained in the Agreement shall survive this Second Amendment in their original form as continuing representations and warranties of Borrower; and

(c)  Capitalized terms used in this Second Amendment, and not specifically herein defined, have the meanings ascribed to them in the Agreement.

In consideration hereof, Borrower represents, warrants, covenants and agrees that:

(aa)  Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb)  There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc)  There has not occurred any Default or Unmatured Default; and

(dd)  After giving effect to this Second Amendment and any transactions contemplated hereby, no Default or Unmatured Default is or will be occasioned hereby or thereby.

PART IV.    CONDITIONS PRECEDENT

Notwithstanding anything contained in this Second Amendment to the contrary, this Second Amendment shall not become effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

(a)  The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

(i)  Counterparts of this Second Amendment duly executed by the Agent, Borrower and the Lenders, and Replacement Revolving Credit Notes duly executed by Borrower to each of the Lenders;

(ii)  A duly executed certificate of the Secretary or any Assistant Secretary of Borrower (A) certifying as to the effectiveness of Resolutions of the Board of Directors of Borrower that previously authorized the execution, delivery and performance of amendments to the Agreement, and (B) certifying as complete and correct as to attached

SECOND AMENDMENT TO CREDIT AGREEMENT	PAGE 3

copies of the Articles of Incorporation and By-Laws of Borrower or certifying that such Articles of Incorporation or By-Laws have not been amended (except as shown) since the previous delivery thereof to the Agent;

(iii)  A Reaffirmation of Guaranty duly executed by each Guarantor;

(iv)  Returns after search in accordance with the Uniform Commercial Code in such governmental offices as the Agent shall have deemed appropriate;

(b)  A fee shall be paid by Borrower to the Agent for the pro rata benefit of each Lender that has delivered and executed a counterpart of this Second Amendment by August 9, 2002 in an amount equal to 1/10% of such Lender’s aggregate Commitment;

(c)  All legal matters incident to this Second Amendment shall be reasonably satisfactory to the Agent and its counsel.

PART V.    INDEPENDENT CREDIT DECISION

Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Second Amendment.

PART VI.    RETURN OF REPLACED REVOLVING CREDIT NOTES

Each Lender agrees to return to Borrower, as soon as practicable, its original Revolving Credit Note dated September 20, 2000, that is being replaced by the Revolving Credit Note dated as of the date of this Second Amendment in favor of such Lender.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers duly authorized as of the date first above written.

[THIS SPACE INTENTIONALLY LEFT BLANK]

SECOND AMENDMENT TO CREDIT AGREEMENT	PAGE 4

SIGNATURE PAGE OF
THE FINISH LINE, INC.
TO
SECOND AMENDMENT TO CREDIT AGREEMENT

THE FINISH LINE, INC.

By:
Title:

3308 North Mitthoeffer Road
Indianapolis, Indiana 46235
Attention: Steven J. Schneider
Facsimile: 317-895-2884

SECOND AMENDMENT TO CREDIT AGREEMENT

SIGNATURE PAGE OF
NATIONAL CITY BANK OF INDIANA
TO
SECOND AMENDMENT TO CREDIT AGREEMENT

NATIONAL CITY BANK OF INDIANA, individually and as Agent

By:
Its:

One National City Center
Suite 200 East
Indianapolis, Indiana 46255
Attention: R. Douglas Allen
Facsimile: 317-267-6249

SECOND AMENDMENT TO CREDIT AGREEMENT

SIGNATURE PAGE OF
UNION PLANTERS BANK, NATIONAL ASSOCIATION
TO
SECOND AMENDMENT TO CREDIT AGREEMENT

UNION PLANTERS BANK, NATIONAL ASSOCIATION

By:
Its:

One Indiana Square, Suite 227
Indianapolis, Indiana 46204
Attention: Thomas W. Craig
Facsimile: 317-221-6120

SECOND AMENDMENT TO CREDIT AGREEMENT

SIGNATURE PAGE OF
U. S. BANK NATIONAL ASSOCIATION
TO
SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:
Its:

3815 River Crossing Parkway, Suite 100
Indianapolis, Indiana 46240
Attention: Scott A. Dvornik
Facsimile: 317-566-2069

SECOND AMENDMENT TO CREDIT AGREEMENT

SIGNATURE PAGE OF
THE NORTHERN TRUST COMPANY
TO
SECOND AMENDMENT TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY

By:
Its:

50 South LaSalle Street
Chicago, Illinois 60675
Attention: Jeffrey B. Clark
Facsimile: 312-444-7028

SECOND AMENDMENT TO CREDIT AGREEMENT

SIGNATURE PAGE OF
LASALLE BANK NATIONAL ASSOCIATION
TO
SECOND AMENDMENT TO CREDIT AGREEMENT

LASALLE BANK NATIONAL ASSOCIATION

By:
Its:

One American Square, Suite 1600
Indianapolis, Indiana 46204
Attention: William H. Lutes
Facsimile: 317-756-7021

SECOND AMENDMENT TO CREDIT AGREEMENT

Schedule 1-Lenders

Lenders and Addresses	Revolving Loan Commitments
National City Bank of Indiana One National City Center Suite 200 East Indianapolis, Indiana 46255 Attn: R. Douglas Allen Fax: 317-267-6249	$14,000,000

Union Planters Bank, National Association One Indiana Square, Suite 227 Indianapolis, Indiana 46204 Attn: Thomas W. Craig Fax: 317-221-6120	$ 9,000,000

U.S. Bank National Association 3815 River Crossing Pkwy., Suite 100 Indianapolis, Indiana 46240 Attn: Scott A. Dvornik Fax: 317-566-2069	$ 9,000,000

The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60675 Attn: Jeffrey B. Clark Fax: 312-444-7028	$ 9,000,000

LaSalle Bank National Association One American Square, Suite 1600 Indianapolis, Indiana 46204 Attn: William H. Lutes Fax: 317-756-7021	$ 9,000,000

$50,000,000

SECOND AMENDMENT TO CREDIT AGREEMENT